O’SHAUGHNESSY SMALL CAP VALUE FUND
Class I – OFSIX
(the “Fund”)

A series of Advisors Series Trust (the “Trust”)

Supplement dated April 7, 2016 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated February 24, 2016

The Board of Trustees of Advisors Series Trust has determined that effective for all services rendered on or after April 1, 2016, the Fund’s shareholder servicing plan fee for Class I is reduced to 0.15%.

Prospectus

•	The Fees and Expenses table on page 1 of the Summary Prospectus and page 7 of the Prospectus is deleted and replaced as follows:

SHAREHOLDER FEES (fees paid directly from your investment)		Class I
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)		2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.85%
Other Expenses (includes Shareholder Servicing Plan Fees)(1)		0.84%
Shareholder Servicing Plan Fees	0.15%	_____
Total Annual Fund Operating Expenses		1.69%
Less: Fee Waiver and Expense Reimbursement(2)		-0.70%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		0.99%
(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)
O’Shaughnessy Asset Management, LLC (the “Adviser”) has agreed to pay for all operating expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes and extraordinary expenses) incurred by the Small Cap Fund to the extent necessary to limit Total Annual Fund Operating Expenses for the Fund to 0.99% of the average daily net assets of the Class I shares through at least November 27, 2017 (the “expense limitation”).  The expense limitation may be discontinued at any time after November 27, 2017.  The Adviser may not recoup amounts subject to the expense limitation in future periods.

•	The Example table on page 1 of the Summary Prospectus and page 7 of the Prospectus is deleted and replaced as follows:

1 Year	3 Years
$101	$464

•	The “Description of Share Classes” sub-section within the “Shareholder Information” section on page 20 of the Prospectus is modified as follows:

“Currently, the Funds each have one class of shares – Class I.  Class I shares are charged a 0.15% shareholder servicing plan fee but are not charged a front-end sales load, a contingent deferred sales charge (“CDSC”) or a Rule 12b-1 distribution and service fee and are generally available for purchase only by institutional investors, retirement accounts or high net worth individuals.”

•	The “Shareholder Servicing Plan” sub-section within the “Distribution of Fund Shares” section on page 31 of the Prospectus is modified as follows:

“Shareholder Servicing Plan
The Board has approved a Shareholder Servicing Plan (“Service Plan”) for Class I shares of the Funds.  Under the Service Plan, Class I shares of the Funds may pay service fees of up to 0.15% of average daily net assets to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.”

SAI

•	The “Shareholder Servicing Plan” sub-section within the “Shareholder Servicing Plan” section on page 37 of the SAI is modified as follows:

“As compensation for the provision of shareholder services, Class I shares of the Funds will pay the Adviser a monthly fee at an annual rate of up to 0.15% of the Funds’ average daily net assets.”

•	The first sentence of the “Class I Shares” sub-section within the “Additional Purchase and Redemption Information” section on page 42 of the SAI is modified as follows:

“Class I shares of the Funds are subject to a shareholder servicing plan fee of up to 0.15% of average daily net assets and are offered without any sales charge on purchases or sales and without any ongoing distribution fee.”